                                                                  EXHIBIT 10.38

                             [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985


Bank One Trust Company, N.A.
as Trustee and Paying Agent
100 East Broad Street
Columbus, Ohio 43271-0181
Attention:  Corporate Trust Administration

Ladies and  Gentlemen:

            Wells Fargo Bank, N.A. ("Bank") hereby establishes in your favor for the account of Radiation Sterilizers, Incorporated, a California corporation ("Company"), its Irrevocable Letter of Credit I-80694 ("Letter of Credit") in a maximum amount of up to $5,408,220.00 (as more fully described below) effective immediately and expiring at Bank's counters by 4:00 P.M., San Francisco time, on April 15, 1988, unless extended by Bank (the "Expiration Date").

        This Letter of Credit is being issued in connection with that certain Trust Indenture (the "Trust Indenture") dated as of March 1, 1985, between you, as Trustee, and the Development Authority of DeKalb County (the "Issuer"), pursuant to which the Issuer has agreed to authorize and issue and sell certain Development Authority of DeKalb County Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985, (the "Bonds") in the aggregate principal amount of $5,250,000.00, the payment of which Bonds is secured by, among other things, this Letter of Credit.

            As Used In this Letter of Credit, the term, "business day" shall mean a day other than (i) a Saturday, (ii) a Sunday, (iii) a day upon which banking institutions In the State of California or the City of New York are authorized or required by law to close, or (i) a day on which the New York Stock Exchange, Inc. is closed,

            You, as Trustee and Paying Agent, pursuant to the Trust Indenture, are hereby irrevocably authorized to draw on Bank, for the account of Company, in accordance with the terms and conditions hereof and subject to reductions In amounts as hereinafter set forth, an aggregate amount not, exceeding $5,408,220.00 (Five Million Four Hundred Eight

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985



Thousand Two Hundred Twenty Dollars) (the "Stated Amount") of which (A) an aggregate amount not exceeding $5,250.00.00 may be drawn upon with respect to "A Drawings" and "C Drawings", as defined below, to cover principal of the Bonds, and (B) an aggregate amount net exceeding $158,220.00 may be drawn upon with respect to "B Drawings", "D Drawings" and "E Drawings", as defined below, to cover 55 days of interest on the Bonds.


            Funds under this Letter of Credit are only available to you against your draft(s) drawn on Wells Fargo Bank, N.A., stating on their face: "Drawn under Wells Fargo Bank, N.A. Irrevocable Letter of Credit I-80694" and upon your presenting to Wells Fargo Bank, N.A. one or more of the following written certificates:

            (A) Your written certificate signed by you In the form of Exhibit A attached hereto appropriately completed (an "A Drawing");

            (B) Your written certificate signed by you in the form of Exhibit B attached hereto appropriately completed (a "B Drawing";

            (C) Your written certificate signed by you in the form of Exhibit C attached hereto appropriately completed (a "C Drawing");

            (D) Your written certificate signed by you in the form of Exhibit D attached hereto appropriately completed (a "D Drawing");

            (E) Your written certificate signed by you in the form of Exhibit E attached hereto appropriately completed (an "E Drawing");

            All documents presented to Bank in connection with any demand for payment hereunder, as well as all notices and other communications to Bank with respect to this Letter of Credit, shall be in writing and addressed and presented to Bank at its offices at 4T5 Sansome Street, San Francisco, California 94111, Attention: Letter of Credit Operations AU 1175, or any other place in the United States which may be designated by Bank by written notice delivered to you. Such documents, notices and other communications shall be personally delivered to Bank, or may be sent to Bank by tested Telex in which case draft requirements are waived.

                               [Company Letterhead



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985




            If Bank receives any of your drafts drawn hereunder at such office, all in strict conformity with the terms and conditions of this Letter of Credit, on or prior to the Expiration Date, Bank will honor the same and make payment hereunder. Payments to you under this Letter of Credit shall be made by wire transfer of immediately available funds to Bank One, Columbus, N.A., Columbus, Ohio, for your Account No. 04-0178-7orporate Trust Administration, or into such other account as you designate to Bank in writing from time to time. If a proper draft and certificate are presented by 11:30 A.M., New York time, payment will be made that same business day; otherwise payment will be made the next business day.

            Upon a Drawing hereunder, the total amount of this Letter of Credit shall be reduced as follows:

            (A) With respect to any A or B Drawing, the total amount of this Letter of Credit shall be reduced by the amount of such Drawing;

            (B) With respect to any C or D Drawing, the total amount of this Letter of Credit shall be reduced by the amount of such Drawing, provided that Bank shall reinstate the amount of such drawing if such amount is paid to Bank by Company prior to default under that certain Letter of Credit Agreement, dated as of March 1, 1985 (the "Reimbursement Agreement"), by and between Company and Bank. In addition, in the event Bank transfers any Drawing Bonds (as defined in the Reimbursement Agreement) in its possession following any C Drawing to any person or entity (other than to you, as Trustee, for cancellation), an amount equal to the amount of such C Drawing (and any corresponding D Drawing) which was applied to pay principal and interest on the Bonds being so transferred shall automatically be reinstated hereunder Bank will send notice of any such reinstatement to you, as Trustee, in the form attached hereto as Exhibit F; and

            (C) With respect to any E Drawing, the total amount of this Letter of Credit shall be reduced by the amount of such Drawing and such amount shall then be immediately and automatically reinstated, and Bank will send notice of such reinstatement to you, as Trustee, in the form attached hereto as Exhibit F.

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985



            Only you, as Trustee and Paying Agent, way make a drawing under this Letter of Credit. Upon the payment to you, as Trustee and Paying Agent, of the amount specified in a draft drawn hereunder, Bank will be fully discharged on its obligation under this Letter of Credit with respect to such draft and shall not thereafter be obligated to make any further payments under this Letter of Credit in respect to such draft to you or any other person who may have made to you or makes to you a demand for payment of principal of purchase price of or interest on any bond. By paying to you an amount demanded in such draft(s) we make no representation as to the correctness of the amount demanded in such draft(s).

            Upon the earliest of (i) 15 days after the making by you of an A Drawing (and any associated B Drawing) hereunder (other than an A Drawing for partial redemption); (ii) Bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that no Bonds are Outstanding within the meaning of the Trust Indenture and (b) that such officers are duly authorized to sign such certificate on behalf of you and Company; (iii) Bank's receipt of a certificate sighed by your officer and an officer of Company stating (a) that an Alternate Letter of Credit (as defined in the Trust Indenture) has been accepted by you as Trustee under the Trust Indenture and (b) that such officers are duly authorized to sign such certificate on behalf of you and on behalf of Company;
(iv) bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that no less then 15 days prior to the date of such certificate, the interest rate on the Bonds was converted to a Fixed Interest Rate (as defined in the Trust Indenture), (b) that you have not received written notification from both Company and Bank stating that this Letter of Credit is not to be cancelled, and (c) that such officers are duly authorized to sign such certificate on behalf of you and an behalf of Company; or (v) the Expiration Date, this Letter of Credit shall automatically terminate and be delivered to Bank for cancellation.

            This Letter of Credit shall be governed by (i) the Uniform Customs and Practice for Documentary Credit as fixed by the Congress of the International Chamber of Commerce from time to time (the "Uniform Customs") and
(ii) the laws of the State of California, including the Uniform Commercial Code as in effect in the State of California. In the event of a conflict between the Uniform Customs and the laws of the State of California, the Uniform Customs shall prevail. Communications with respect to this Letter of Credit shall

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985





be in writing and shall be addressed to Bank at its offices at 475 Sansome Street, San Francisco, California 94111, Attention: Letter of Credit Operations
- AU 1175, specifically referring to the number of this Letter of Credit.

            This Letter of Credit is transferable in its entirety to any transferee who has succeeded you as Trustee under the Trust Indenture. Each letter of credit issued upon any such transfer may be successively transferred, Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to Bank of this Letter of Credit accompanied by a certificate substantially in the form of Exhibit G attached hereto. Following such presentation, and as soon as this original Letter of Credit is returned to the Bank and the Bank has been paid its customary transfer fee, Bank shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee with provisions therein consistent with those of this Letter of Credit.

            This Letter of Credit sets forth in full Bank's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Trust Indenture), except only the certificates) and the draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates) and such draft(s).

            In the event of any failure by Bank, in whole or in part, to fulfill its obligations with respect to any draw or draws under this Letter of Credit, no person or entity shall have the right to make any claim against the Federal Deposit Insurance Corporation in connection with such failure. By its signature below, Bank One Trust Company, N.A., as Trustee and Paying Agent, acknowledges receipt of this Letter of Credit and agrees that the terms of this paragraph shall bind itself and its successors and assigns

                                                Very truly yours,



                                                WELLS FARGO BANK, N.A.

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985





                                          By /s/ Signature Unreadable
                                             --------------------------------
                                             Its Asst. Vice President
                                                 ----------------------------

ACCEPTED AND AGREED TO
THIS _____________ DAY OF MARCH, 1985:
BANK ONE TRUST COMPANY, N.A.



By ____________________

   Its ________________

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985





                                    EXHIBIT A

                           CERTIFICATE FOR "A DRAWING"

                    (PRINCIPAL UPON ACCELERATION, PARTIAL REDEMPTION,
                              FULL REDEMPTION, OR MATURITY)

            The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying, Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. I-80694 (the "Letter of Credit", the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

            (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Bonds.

            (2) The undersigned is making a drawing under the Letter of Credit with respect to the payment of principal upon acceleration, partial redemption, full redemption or maturity of the Bonds.

            (3) The undersigned presently holds $ _____________ in the Bond Fund. The undersigned presently holds no other amounts in the Bond Fund, holds no amounts in the Construction Fund, and holds no other funds in its capacity as Trustee or Paying Agent under the Trust Indenture.

            (4) Of the total funds presently held in the Bond Fund, $ ________ is the total of all funds (the "Available Funds") that have not been delivered to the undersigned by Company within the past 123 days. Of the Available Funds, $ _________ is needed by the undersigned to pay current interest on the outstanding Bonds.

            (5) The amount of principal of the Bonds which is due account payable for which the undersigned does not have available Funds is $ ____________ and the amount of the draft accompanying this certificate does not exceed such amount.

            (6) The amount of the draft accompanying this certificate, together with the aggregate of all prior payments made pursuant to A Drawings and C Drawings under

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985




                                    EXHIBIT A


the Letter of Credit (other than reinstated amounts) for the payment of the principal amount or purchase price of the Bonds does not exceed $5,250,000.00,

            (7) The amount of the draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Indenture.

            (8) Upon receipt by the undersigned of the amount demanded hereby,
(a) the undersigned will apply it directly to the payment when due of the appropriate amount of principal owing on account of the Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Indenture.

            IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the ________ day of ____________, 19__.



                                                BANK ONE TRUST COMPANY, N.A.
                                                a national banking association
                                                as Trustee and Paying Agent



                                                BY ________________________

                                                   Title __________________

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985




                                    EXHIBIT B


                           CERTIFICATE FOR "B DRAWING"
                 (ACCRUED INTEREST UPON ACCELERATION, PARTIAL REDEMPTION,
                               FULL REDEMPTION OR MATURITY)


            The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. I-80694 (the "Letter of Credit", the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

            (1) The undersigned Is Trustee and Paying Agent under the Trust Indenture for the holders of the Bonds.

            (2) The undersigned is making a drawing, under the Letter of Credit with respect to the payment of accrued and unpaid interest upon acceleration, partial redemption, full redemption, or maturity of the Bonds.

            (3) Interest on the Bonds is due and payable and the amount of the draft accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of Interest accrued on the Bonds on or prior to their stated maturity date.

            (4) The total of all funds presently held by the undersigned in the Bond Fund that have not been delivered to the undersigned by Company within the past 123 days is $ ____________. This amount, together with the amount of the accompanying drift, equals the accrued Interest which is due and payable on the Bonds.

            (5) The amount of the draft accompanying this certificate, together with the aggregate of all prior B.D and E Drawings under the Letter of Credit (other than reinstated amounts), does not exceed $158,220.00

            (6) The amount of the draft accompanying this certificate was computed In accordance with the terms and conditions of the Bonds and the Trust Indenture.

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985




                                    EXHIBIT B


            (7) Upon receipt by the undersigned of the amount hereby, (a) the undersigned will apply it directly of the payment when due of the appropriate amount of interest owing on account of the Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of it shall be commingled with any other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Indenture.

            IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the _________ day of _________, 19__.








                                                BANK ONE TRUST COMPANY, N.A.
                                                a national banking association,
                                                as Trustee and Paying Agent



                                                By ________________________

                                                   Title __________________

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985




                                    EXHIBIT C

                           CERTIFICATE FOR "C DRAWING"
                          (PRINCIPAL OF BONDS DELIVERED
                      TO REMARKETING AGENT OR PAYING AGENT)


            The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. I-80694 (the "Letter of Credit", the capitalized terms defined therein and not defined herein being used as therein defined) Issued by Bank in favor of Trustee and Paying Agent, that:

            (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Bonds.

            (2) Paying Agent is making a drawing under the Letter of Credit (a) at the written request (or oral request to be immediately followed In writing) of the Remarketing Agent (as defined in the Reimbursement Agreement) to pay, pursuant to Section 401(g) of the Trust Indenture, the principal amount of the purchase price of those repurchased Bonds which the Remarketing Agent has been unable to remarket, the principal amount of which is equal to the amount of the draft accompanying this certificate, and which Bonds (i) are now held by the either the Remarketing Agent pursuant to its representation to Paying Agent, which representation Paying Agent has not Independently verified, or are held by Paying Agent and (ii) shall be re-registered in the name of Bank, or its agent, as pledgee, and delivered to Bank, or such agent, within 5 business days following receipt by Paying Agent of the amount demanded hereby; or (b) to pay, pursuant to Section 401(h) of the Trust Indenture, the portion of the purchase price of the Bonds delivered to Paying Agent for purchase equal to the principal amount of such Bonds, and Paying Agent shall deliver to Bank, or its agent, as pledgee, within 5 business days following receipt by Paying Agent of the amount demanded hereby, a principal amount of Bonds equal to the amount of the draft accompanying this certificate.

            (3) The amount of the draft accompanying this certificate, together with the aggregate of all prior payments made pursuant to A Drawings and C Drawings under the Letter

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985




                                    EXHIBIT C

of Credit (other than reinstated amounts) does not exceed $5,250,000.00

            (4) Upon receipt of the amount demanded hereby, (a) Paying Agent will either (i) deliver it to the Remarketing Agent or use the same only for the purpose of purchase of the Bonds referenced in Paragraph 2(a) hereof, or (ii) use it for the purpose of purchase of the Bonds referred to in Paragraph 2(b) hereof; (b) no portion of it shall be applied by Paying Agent for any other purpose; and (c) no portion of it shall be commingled with other funds held by Paying Agent. This drawing is made in accordance with the provisions of the Trust Indenture.


            IN WITNESS WHEREOF, Paying Agent has executed and delivered this certificate as of the __________________ day of _____________, 19__.




                                                BANK ONE TRUST COMPANY, N.A.
                                                a national banking association
                                                as Paying Agent



                                                BY ________________________

                                                   Title ___________________

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985




                                    EXHIBIT D

                           CERTIFICATE FOR "D DRAWING"
                      (ACCRUED INTEREST ON BONDS DELIVERED
                      TO REMARKETING AGENT OR PAYING AGENT)


            The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. I-80694 (the "Letter of Credit", the capitalized terms defining and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

            (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Bonds.

            (2) Paying Agent is making a drawing under the Letter of Credit (a) at the written request (or oral request to be immediately followed in writing) of the Remarketing Agent (as defined in the Reimbursement Agreement), to pay, pursuant to Section 401(g) of the Trust Indenture, the amount of accrued interest on those Bonds that the Remarketing Agent has been unable to remarket, which amount of accrued interest is equal to the amount of the draft accompanying this certificate; or (b) to pay, pursuant to Section 401(h) of the Trust Indenture, the portion of the purchase price of the Bonds delivered to Paying Agent for purchase equal to the amount of accrued and unpaid interest on such Bonds to the date of purchase thereof, which amount of accrued Interest is equal to the amount of the draft accompanying this certificate.

            (3) The amount of the draft accompanying this certificate, together with the aggregate of all prior B, D and E Drawings under the Letter of Credit to (1) other than reinstated amounts), does not exceed $158,220.00

            (4) The amount of the draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Indenture.

            (5) Upon receipt by Paying Agent of the amount demanded hereby, (a) Paying Agent will either deliver it to the Remarketing Agent or use the same only for the purpose of reimbursement or payment of accrued interest referenced

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985


                                    EXHIBIT D

in Paragraph 2(a) hereof, or (ii) use it for the purpose of reimbursement or payment of accrued interest referenced in Paragraph 2(b) hereof; (b) no portion of it shall be applied by Paying Agent for any other purpose; and (c) no portion of it shall be commingled with other funds held by Paying Agent, This drawing is made in accordance with the provisions of the Trust Indenture.

            (6) To the extent that the payment demanded hereby is to be made in accordance with the Letter of Credit on a date between a Record Date and the corresponding Interest Payment Date (as those terms are defined in the Trust Indenture), Paying Agent now holds and shall, within 5 business days following receipt by Paying Agent of the payment demanded hereby, deliver to Bank, due bill checks that, in the aggregate, are in the amount and in the form required by the Trust Indenture.

            IN WITNESS, WHEREOF, Paying Agent has executed and delivered this certificate as of the ________ day of ________, 19__.






                                                BANK ONE TRUST COMPANY, N.A.
                                                as national banking association,
                                                as Paying Agent




                                                By _______________________

                                                   Title _________________

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985

                                    EXHIBIT E

                           CERTIFICATE FOR "E DRAWING"
                       (ACCRUED INTEREST UPON INTEREST PAYMENT DATE

            The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. I-8096 (the "Letter of Credit", the capitalized terms deferring and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

            (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Bonds.

            (2) The undersigned is making a drawing under the Letter of Credit with respect to-the payment of accrued and unpaid Interest upon an Interest Payment Date during the continuance of an Event of Default under the Reimbursement Agreement for which Bank has not yet exercised its right to demand that the undersigned accelerate the Bonds.

            (3) Interest on the Bonds is due and payable and the amount of the draft accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

            (4) The total of all funds presently held by the undersigned in the Bond Fund that have not been delivered to the undersigned by Company within the past 123 days is $ ___________. This amount, together with the amount of the accompanying draft, equals the accrued interest which is due and payable on the Bonds (exclusive of Drawing Bonds).

            (5) The amount of the draft accompanying this certificate, together with the aggregate of all prior B, D and E Drawings under the Letter of Credit (other than reinstated amounts), does not exceed $158,220.00.

            (6) The amount of the draft accompanying this certificate, was computed in accordance with the terms and conditions of the Bonds and the Trust Indenture.


                                       E-l

                              [Company Letterhead ]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985





                                    EXHIBIT E

            (7) Upon receipt by the undersigned of the amount demanded hereby,
(a) the undersigned will apply it directly to the payment when due of the appropriate amount of interest owing on account of the Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Indenture.

            IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the _________ day of __________, 19__.






                                                BANK ONE TRUST COMPANY, N.A.
                                                as national banking association
                                                as Trustee and Paying Agent



                                                By _______________________

                                                   Title _________________

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985




                                    EXHIBIT F

                  NOTICE OF AUTOMATIC REINSTATEMENT OF AMOUNTS AVAILABLE
                      UNDER IRREVOCABLE LETTER OF CREDIT NO. I-80694
                           DATED AS OF March 21, 1985


            The undersigned, a duly authorized officer of Wells Fargo Bank, N.A. ("Bank"), hereby certifies to the Trustee under the Trust Indenture dated as of March 1, 1985, between the Development Authority of DeKalb County and Bank One Trust Company, N.A., a national banking association ("Trustee"), with reference to Irrevocable Letter of Credit No. I-80694 (the "Letter of Credit") issued by Bank in favor of Trustee, that the amount drawn by Trustee pursuant to its _______________ Drawing dated as of _______________, has been reinstated as of
_________________ and is available for draw subject to the terms of the Letter of Credit.

            In witness whereof, Bank has executed and delivered this Certificate this _______ day of __________, 19__.



                                                WELLS FARGO BANK, N.A.



                                                By: __________________

                                                    Its ______________

                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985

                                    EXHIBIT G


Wells Fargo Bank, N.A.
475 Sansome Street
San Francisco, California 94111
Attention:  Letter of Credit Operations
            AU 1175

                  Re:   Wells Fargo Bank, N.A.
                  Irrevocable Letter of Credit No. I-80694.

Gentlemen:

                  For value received, the undersigned beneficiary hereby irrevocably transfers to:

                              (Name of Transferee)

                                    (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

                  By this transfer, all rights of the undersigned beneficiary in and to such Letter of Credit are transferred to the transferee and the transferee shall have sole rights as beneficiary thereof, including sole rights relating to any amendments, whether Increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

                  The advice of such Letter of Credit is returned herewith, along with your customary transfer fee, and we ask


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                              [Company Letterhead]



                                                Irrevocable Letter of
                                                Credit I-80694
                                                Dated as of March 21, 1985


                                    EXHIBIT G



you to endorse the transfer on the reverse side thereof and forward it direct to the transferee with your customary notice of transfer.



                                                Very truly yours,





                                                -----------------------------
                                                Signature of Beneficiary

SIGNATURE AUTHENTICATED




-------------------------
(Bank)




-------------------------
(Authorized Signature)


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